UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

UNION CARBIDE CORPORATION
(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-1463 Commission File Number	13-1421730 (IRS Employer Identification No.)

1254 Enclave Parkway, Houston, Texas (Address of principal executive offices)	77077 (Zip code)

(281) 966-2727 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets

On September 30, 2009, pursuant to the Agreement for the Sale & Purchase of Shares (the “Agreement”), dated August 17, 2009, Union Carbide Corporation (the “Corporation”), and UCMG L.L.C., the Corporation’s wholly owned subsidiary (together with the Corporation, the “UCC Parties”), completed the previously announced sale of all of the UCC Parties’ interests in OPTIMAL Glycols (Malaysia) Sdn. Bhd. (“OGM”), OPTIMAL Olefins (Malaysia) Sdn. Bhd. (“OOM”) and OPTIMAL Chemicals (Malaysia) Sdn. Bhd. (“OCM” and together with OGM and OOM, the “OPTIMAL Group”) to Petroliam Nasional Berhad (“PETRONAS”), Malaysia’s national petroleum corporation.  The UCC Parties and PETRONAS were partners in the OPTIMAL Group prior to this sale.  The OPTIMAL Group’s products include ethylene and propylene feedstocks, ethylene oxide, ethylene glycol, butanol, various ethylene oxide derivatives, basic chemicals and specialty chemicals.

Pursuant to the terms of the Agreement, PETRONAS purchased the UCC Parties’ 50% interest in OGM, approximately 23.75% interest in OOM and 50% interest in OCM for $660 million in cash, subject to certain post-closing adjustments pursuant to the terms of the Agreement, which are expected to be in the range of $10 million.  The purchase price was determined based on arms’ length negotiations.  Additional information and details of the Agreement were previously disclosed in Item 1.01 of the Corporation’s Current Report on Form 8-K filed on August 19, 2009, and are incorporated by reference herein.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

(b)	Pro forma consolidated financial information

The required unaudited pro forma consolidated financial information with respect to the sale of the UCC Parties’ interest in the OPTIMAL Group is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1
Agreement for the Sale & Purchase of Shares, dated as of August 17, 2009, among Union Carbide Corporation, UCMG L.L.C. and Petroliam Nasional Berhad. The registrant agrees to file a copy of any omitted attachment to Exhibit 2.1 upon the request of the Securities and Exchange Commission.

99.1	Unaudited pro forma consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 5, 2009

UNION CARBIDE CORPORATION

By:	/s/ William H. Weideman
	Name:	William H. Weideman
	Title:	Vice President and Controller
The Dow Chemical Company

Authorized Representative of Union Carbide Corporation

EXHIBITS

Exhibit No.	Description

2.1
Agreement for the Sale & Purchase of Shares, dated as of August 17, 2009, among Union Carbide Corporation, UCMG L.L.C. and Petroliam Nasional Berhad. The registrant agrees to file a copy of any omitted attachment to Exhibit 2.1 upon the request of the Securities and Exchange Commission.

99.1	Unaudited pro forma consolidated financial information.